                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                        DATE OF REPORT -- March 18, 2002



                          COMMISSION FILE NUMBER 1-6780


                                  RAYONIER INC.


                   Incorporated in the State of North Carolina
                I.R.S. Employer Identification Number 13-2607329


               50 North Laura Street, Jacksonville, Florida 32202
                          (Principal Executive Office)

                        Telephone Number: (904) 357-9100

                                  RAYONIER INC.

                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
Item 4.  Changes in Registrant's Certifying Accountant                       1

Item 7.  Financial Statements and Exhibits                                   2

         Signature                                                           2

         Exhibit Index                                                       3

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On March 15, 2002, the Board of Directors of Rayonier Inc., upon the recommendation of the Audit Committee, rescinded the appointment of Arthur Andersen LLP ("Andersen") as independent auditors for 2002, given the current circumstances surrounding Andersen. The Audit Committee is currently evaluating the appointment of an independent auditor for 2002 and will act expeditiously in making a recommendation to the Board of Directors. In the interim, the Board of Directors has authorized management to engage Andersen as needed on a special appointment basis to continue to provide independent auditing services.

Andersen's reports on the Company's consolidated financial statements for each of the years ended 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's report on the Company's consolidated financial statements for the year ended 2001 has not yet been issued, but is expected to be issued on an unqualified basis in March 2002 in connection with the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

During the years ended December 31, 2001, 2000, 1999 and through the date of this filing, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Andersen, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

None of the reportable events described under Item 304 (a) (1) (v) of Regulation S-K occurred within Rayonier's three most recent fiscal years and the subsequent interim period through March 18, 2002.

The Company provided Andersen with a copy of the above disclosures. Attached as
Exhibit 16 is a copy of Andersen's letter, dated March 18, 2002, stating its agreement with such statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

( c ) Exhibits

Exhibit 16   Letter from Arthur Andersen LLP to the Securities    Filed herewith
             and Exchange Commission dated March 18, 2002.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  RAYONIER INC. (Registrant)
                                                  --------------------------


                                                  BY:   HANS E. VANDEN NOORT
                                                        --------------------
                                                        Hans E. Vanden Noort
                                                        Vice President and
                                                        Corporate Controller

March 18, 2002

                                  EXHIBIT INDEX




EXHIBIT NO.                DESCRIPTION                            LOCATION
-----------                -----------                            --------
              Letter from Arthur Andersen LLP to the Securities
16            and Exchange Commission dated March 18, 2002.       Filed herewith